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Exhibit 23.07

ENGINEER'S CONSENT

        We consent to the reference of our appraisal reports for Celsius Energy Company as the years ended December 31, 1998, 1999 and 2000 incorporated herein by reference.

Gilbert Lausten Jung Associates
/s/ WAYNE W. CHOW Vice Chairman

February 22, 2002

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  Exhibit 23.07
ENGINEER'S CONSENT